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                                                                EXHIBIT 10.55

                   PROVISIONAL WAIVER AND STANDSTILL AGREEMENT


         THIS PROVISIONAL WAIVER AND STANDSTILL AGREEMENT (this "Agreement") is made and entered into as of the 14th day of March, 2000 by the Lenders party to the Credit Agreement identified below and FIRST UNION NATIONAL BANK, as Agent for the Lenders, and RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              Statement of Purpose

         Pursuant to the Amended and Restated Credit Agreement dated as of March 16, 1998 (as amended by First Amendment dated as of June 30, 1998 and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders party thereto (the "Lenders") and the Agent, the Lenders agreed to make certain Extensions of Credit to the Borrower. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Credit Agreement. This Agreement shall be deemed to be one of the Loan Documents under and pursuant to the Credit Agreement.

         Pursuant to a letter from the Agent and the Lenders to the Borrower dated as of February 11, 2000 (the "Waiver Letter"), the Agent and the Lenders waived provisionally for a specified period ending March 14, 2000 (the "Waiver Period") the Defaults or Events of Default which resulted, absent such waiver, solely from the non-compliance with (i) Section 9.1 (Total Debt Leverage Ratio),
Section 9.2 (Total Debt to Total Capitalization) and Section 9.3 (Fixed Charge Coverage Ratio) of the Credit Agreement, and (ii) the representations and warranties contained in Section 6.1(p) (No Material Adverse Change) of the Credit Agreement as they relate to charges taken in the second fiscal quarter ended December 31, 1999 in connection with the restructuring program announced by the Borrower pursuant to a news release dated January 27, 2000 (collectively, the "Acknowledged Defaults"). The Waiver Letter shall be deemed to be one of the Loan Documents under and pursuant to the Credit Agreement.

         Pursuant to the terms of the Waiver Letter, the Borrower agreed to enter into good faith negotiations with the Agent and the Lenders to amend the Credit Agreement on or before March 14, 2000 (the "Waiver Termination Date"). The Borrower, the Agent and the Lenders are continuing to negotiate but have not yet reached an agreement on the terms of such amendment, and the Borrower, as a result, has requested an additional period of time in which to continue such negotiations.

         The Lenders and the Agent are willing to waive the Acknowledged Defaults provisionally for an additional period of time and to defer the exercise of remedies during such period, subject to the express terms and provisions of this Agreement.
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                                    Agreement

         NOW, THEREFORE in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Acknowledgments by Borrower. To induce the Lenders and the Agent to execute this Agreement, the Borrower and each of the Subsidiary Guarantors (collectively, the "Credit Parties"), hereby respectively acknowledge, stipulate and agree as follows:

         (a) Notwithstanding any provisional waiver as otherwise provided in the Waiver Letter, the Acknowledged Defaults constitute Defaults and Events of Default that have occurred, remain uncured and are continuing as of the time of this Agreement; and because such Events of Default remain uncured, neither the Agent nor any Lender has any obligation to make any further Extensions of Credit under the Credit Agreement.

         (b) Except for the provisional waiver that is the subject of the Waiver Letter (which shall in all events expire as of the Waiver Termination
Date), as of the time of this Agreement nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect any rights or remedies the Lenders or the Agent, or any of them, have or may have arising as the result of Events of Default that have occurred or may occur under the Credit Agreement, the remaining Loan Documents or applicable law.

         (c) The Loans outstanding as of the date hereof are in an amount equal to $147,000,000 (the "Existing Loans") and the L/C Obligations outstanding as of the date hereof are in an amount equal to $6,515,000 (the "Existing L/C Obligations", and together with the Existing Loans, the "Existing Extensions of Credit") and no Credit Party has any defense or right of offset with respect to such amounts.

         (d) The obligations of the Credit Parties under this Agreement of any nature whatsoever, whether now existing or hereafter arising, are "Obligations" as defined in the Credit Agreement.

         (e) Except as expressly modified by this Agreement, all terms and provisions of the Credit Agreement and the other Loan Documents, including without limitation the provisions of Sections 11.3 and 13.10 of the Credit Agreement, are valid and enforceable and remain in full force and effect according to their respective terms.

         (f) Neither Agent nor any Lender has at any time directed or participated in any aspect of the management of any Credit Party or the conduct of the business of any Credit Party, and the Credit Parties have made all of their respective business decisions independently of the Agent or any Lender. Notwithstanding any other provision of this Agreement or any other contract or instrument between the Credit Parties, the Lenders or any of them: (i) the relationship between each of the Agent or any Lender and each of the Credit Parties shall be limited to the relationship of a lender to a borrower in a commercial loan transaction; (ii) neither the Agent nor any Lender is or shall be construed as a partner, joint venturerer, alter-ego, manager, controlling

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person or other business associate or participant of any kind of any Credit
Party (or any other Person), and neither the Agent nor any Lender intends to assume any such status at any time; and (iii) neither the Agent not any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of any Credit Party, the Agent or any other Lender.

         (g) Each Credit Party acknowledges and agrees that all time-related defenses, such as statutes of limitations, doctrines of estoppel, doctrines of laches or any other rules of law or equity of similar nature, are hereby tolled with respect to all rights, claims and causes of action of any kind whatsoever that any Agent or Lender may have against any Credit Party under the Loan Documents as of the time of the closing of this Agreement through and including the date which is thirty (30) days after the Waiver Maturity Date (as defined herein).

         2. Provisional Waiver and Limited Deferral. The Lenders and the Agent respectively agree to waive the Acknowledged Defaults provisionally and to defer the exercise of any rights or remedies arising by reason of Events of Default that have occurred solely as a result of the occurrence of the Acknowledged Defaults until that date (as so extended and as may be further extended, the "Waiver Maturity Date") which is the earliest to occur of (a) thirty (30) days after the date of this Agreement; (b) the occurrence of any Event of Default other than (i) the Acknowledged Defaults or (ii) any breach of the financial covenants that are the subject of the Acknowledged Defaults as of the fiscal quarter ending March 31, 2000; (c) any Event of Default (as such term is defined in the Senior Note Indenture (as defined below)) that shall have occurred under the Indenture dated as of March 16, 1998, by and among the Borrower, the subsidiaries acting as Guarantors thereto, and the First National Bank of Chicago, as Trustee (the "Senior Note Indenture"), or (d) the breach of any of the further conditions or agreements provided in this Agreement, it being agreed that the breach of any such further condition or agreement shall constitute an immediate Default and Event of Default under the Credit Agreement.

         3. Aggregate Commitment; Renewal of Letters of Credit. Notwithstanding anything in the Credit Agreement or the Waiver Letter to the contrary and in addition to the terms and provisions thereof and without affecting in any respect the acknowledgements of Section 1 and other acknowledgements and agreements of the Borrower under this Agreement:

         (a) The Aggregate Commitment shall hereby be permanently reduced to an amount equal to the amount of the Existing Extensions of Credit minus any prepayments as provided in paragraph 3(b) below minus the amount of any outstanding Letter of Credit which is cancelled or not renewed pursuant to paragraph 3(c) plus the amount of Five Million Dollars ($5,000,000); provided, that any obligation of the Agent and the Lenders to make additional new Loans shall be at the sole and absolute discretion of, and on terms and conditions satisfactory to, the Required Lenders.

         (b) The Aggregate Commitment shall hereafter be further reduced and the Loans repaid by an amount equal to (i) 100% of the gross cash proceeds, net of all reasonable costs of sale and taxes paid or payable as a result thereof by the Borrower and its Subsidiaries, from the sale or other disposition of assets by the Borrower or any of its Subsidiaries after the date hereof (including its equity ownership in any Person); provided, that (A) up to an aggregate amount of

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$2,000,000 of the gross cash proceeds realized upon any disposition of assets set forth in the immediately preceding clause (i) shall be exempt from this paragraph 3(b) and (B) the Borrower agrees that this provision shall not be deemed to permit the sale of assets not otherwise permitted under the Credit Agreement, and (ii) 100% of the gross cash proceeds, net of all reasonable costs of collection, received by the Borrower or any of its Subsidiaries in connection with disputes over certain receivables (the "Disputed Receivables") with Medicare/Medicaid carriers in Texas. Such reductions and prepayments shall be made immediately upon receipt of such net cash proceeds. Notwithstanding anything to the contrary in any other Loan Document, repayments of Loans in connection with such reductions to the Aggregate Commitment shall be applied to the repayment of the Existing Extensions of Credit in the manner and in the order set forth in section 2.3(b) of the Credit Agreement.

         (c) Any Letter of Credit outstanding as of the date hereof, which expires pursuant to its own terms prior to the Waiver Maturity Date, shall, at the Borrower's request, be renewed pursuant to the terms of the Credit Agreement as amended by this Agreement.

         (d) The Existing Loans shall bear interest at a rate equal to the Base Rate plus the Applicable Margin. From and after the Waiver Maturity Date and at the option of the Required Lenders, all amounts due hereunder shall bear interest at a rate equal to two percent (2%) in excess of the rate set forth in this paragraph (d).

         (e) Effective upon the execution of this Agreement, (i) elections of or conversions to LIBOR Rate Loans are terminated and (ii) if an Interest Period with respect to an existing LIBOR Rate Loan expires, such Loan will be continued only as a Base Rate Loan.

         4. Further Agreements. Notwithstanding anything in the Credit Agreement or the Waiver Letter to the contrary and in addition to the terms and provisions set forth therein:

         (a) The parties hereto hereby agree that the terms and provisions set forth in Section 13.9(b) of the Credit Agreement shall remain in full force and effect; provided, that (i) the Borrower shall have no right to consent to any such assignment by a Lender thereunder and (ii) there shall be no minimum amount required to be assigned as set forth in clause (ii) thereof.

         (b) In addition to the reports required in other Loan Documents, the Borrower shall provide the following reports to the Agent and the Lenders:

                  (i) no later than Wednesday of each week, a report comparing the actual cash flow for the calendar week most recently ended to the projected cash flow for such week set forth in the Cash Flow Projection (as hereinafter defined);

                  (ii) no later than fifteen calendar days after the last day of each fiscal month, an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal month and unaudited Consolidated statements of income, retained earnings and cash flows and consolidating statements of income for the fiscal month then ended and that portion of the Fiscal Year

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                           then ended, all in reasonable detail setting forth in
                           comparative form the corresponding budgeted figures for the portion of the Fiscal Year then ended and the corresponding figures for the preceding Fiscal Year for the portion of the Fiscal Year then ended and prepared by the Borrower in accordance with GAAP, subject to year-end adjustments and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer, senior vice president of finance or vice president of finance of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments;

                  (iii) no later than fifteen calendar days after the last day of each fiscal month, a report of accounts receivable and accounts payable for the fiscal month then ending;

                  (iv) no later than the last day of each calendar week, a report of the collections and remittances by the Borrower and its Subsidiaries with respect to the Disputed Receivables;

                  (v) no later than the last day of each calendar week, a cash flow projection (the "Cash Flow Projection") for the Borrower and its Subsidiaries, prepared on a "rolling" basis for the next succeeding thirteen-week period; and

                  (vi) no later than the first day of each calendar month, an update on the projected assets sales by the Borrower and its Subsidiaries and information with respect to the sale of the Borrower's Subsidiary in Argentina.

         (c) The Credit Parties agree to provide the Agent and the Lenders with reasonable access to the each financial consultant retained by the Credit Parties, including, without limitation, the Company Financial Consultant (as defined herein) and the work product of such consultant. The Credit Parties further agree and acknowledge that the Agent and the Lenders shall retain all other information and access under the Loan Documents and this Agreement which shall include, without limitation, the right of the Agent and the Lenders to retain the Lender Financial Consultant (as defined herein).

         (d) The Credit Parties agree to refrain from any factoring or like disposition of accounts receivable.

         (e) The Borrower shall have identified the Disputed Receivables to the satisfaction of the Agent, in its sole discretion, on or before March 24, 2000.

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         (f)      The Borrower agrees to pay on the demand of the Agent all
         outstanding fees and expenses under the Credit Agreement and under
         Section 9(b) hereof.


         5. Conditions. The effectiveness of this Agreement shall be conditioned upon the following:

         (a) The following documents shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Agent:

                  (i) this Agreement, duly executed and delivered by the Credit Parties, the Agent and the Lenders constituting Required Lenders; and

                  (ii) such other documents, certificates and instruments as the Agent reasonably requests.

         (b) The Borrower shall have engaged a financial consultant (the "Company Financial Consultant") to assist in validating what steps are required to be taken to restructure the business of the Credit Parties.

         6. Limited Effect of Agreement. Except as expressly provided in this Agreement, the Credit Agreement, INCLUDING WITHOUT LIMITATION PROVISIONS FOR ARBITRATION AND WAIVER OF JURY TRIAL OF SECTIONS 13.5 AND 13.6, and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed or otherwise construed: to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document; to prejudice any other right or rights that the Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time; to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Credit Party or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Credit Party, on the one hand, and the Agent or any other Lender, on the other hand. Neither the requirements of good faith and fair dealing nor any other theory, concept or argument shall require any Lender to impart upon any Credit Party any further or greater benefits; to suffer any prejudice or impairment of any kind whatsoever; or to tolerate any noncompliance with this Agreement and the other Loan Documents, because each Lender has bargained for and given valuable consideration for this Agreement and the other Loan Documents and its creation of express, explicit and objective limits of what benefits each Lender is willing to provide to the Credit Parties, and what, in return, the Credit Parties are required to provide to each Lender. This Agreement and the other Loan Documents provide a clear statement of each Lender's requirements and obligations and creates an agreed upon standard of

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performance upon which each Lender is entitled to rely in exercising and enforcing its respective remedies under the Loan Documents.

         7. Release. The Borrower, on behalf of itself and any Person claiming by, through, or under the Borrower, and each Subsidiary of the Borrower, on behalf of itself and Persons claiming by, through, or under such Subsidiary, respectively, acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Agent, the Lenders or any of the Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (the Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and the Borrower and each Subsidiary of the Borrower hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

         8. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, and that as of the date hereof no Default or Event of Default (other than Events of Default occurring as a result of the occurrence of the Acknowledged Defaults) has occurred and is continuing. Additionally, the Borrower represents and warrants that since March 14, 2000, no event which has had, or could reasonably be expected to have, a Material Adverse Effect has occurred, except as previously disclosed in writing to the Agent.

         9.       Fees and Expenses.

         (a) The Borrower shall pay to the Agent, for distribution to the Lenders pro rata in accordance with their Commitment Percentages, a fee in an amount equal to $500,000 which such fee shall be fully earned on the date first written above and shall be due and payable in full on or prior to the Waiver Maturity Date.

         (b) Notwithstanding anything set forth in any Loan Document to the contrary and in addition to any of the terms and provisions thereof each of the Credit Parties agrees to reimburse Agent for all out-of-pocket expenses incurred (including the reasonable fees and expenses of all of its legal counsel, advisors, consultants and auditors) retained in connection with the Loan Documents and the related transactions, documentation and advice in connection therewith in respect of the administration, default or collection of the Existing Extensions of Credit or in connection with the Credit Agreement and related documentation and the exercise, preservation or enforcement of any of Agent's and Lenders' rights thereunder. Notwithstanding the

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generality of the foregoing, the Credit Parties hereby agree to reimburse the
Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors (including management consultants and appraisers) for advice, assistance, or other representation in connection with: (i) the forwarding to the Borrower or any other Person on behalf of Borrower by the Agent of the proceeds of the Existing Extensions of Credit; (ii) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or related documents or advice in connection with the administration and collection of the Existing Extensions of Credit or the rights hereunder or thereunder; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, any Credit Party or any other Person) in any way relating to the Existing Extensions of Credit, any of the Loan Documents and related documentation or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Credit Parties or any other Person that may be obligated to Agent or any Lender by virtue of the Loan Documents; including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Existing Extensions of Credit during the pendency of one or more Events of Default; (iv) any attempt to enforce any remedies of Agent or any Lender against any or all of the Persons that may be obligated to Agent or any Lender by virtue of any of the Loan Documents; including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the Existing Extensions of Credit during the pendency of one or more Events of Default; (v) any work-out or restructuring of the Existing Extensions of Credit during the pendency of one or more Events of Default; and (vi) efforts to (A) monitor the Existing Extensions of Credit or any of the other indebtedness obligations of the Credit Parties, and (B) evaluate, observe or assess any of respective obligations under the Loan Documents including as to each of clauses (i) through (vi) above, all reasonable attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings; and all expenses, costs, charges and other fees reasonably incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described herein shall be payable, on demand, by the Credit Parties to the Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, financial advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

         (c) In addition to the fees and expenses set forth above, the Borrower hereby agrees that the Agent may retain, at the sole cost and expense of the Credit Parties, a financial consultant (the "Lender Financial Consultant") satisfactory to the Agent. The Credit Parties shall provide the Lender Financial Consultant with all reasonable requested access to their respective officers and senior level employees, books and records. In addition, at the request of the Agent, the Borrower shall provide the Agent with a retainer for the Lender Financial Consultant.

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         10.      Covenant of the Borrower to Amend the Credit Agreement. To
induce the Agent and the Required Lenders to agree to the terms of this Agreement, the Borrower hereby agrees to continue negotiations with the Agent and the Lenders to amend the Credit Agreement on or before the Waiver Maturity Date in a manner acceptable to the Agent and the Lenders, in their sole and absolute discretion.

THE FAILURE OF THE BORROWER TO AMEND THE CREDIT AGREEMENT IN A MANNER ACCEPTABLE TO THE AGENT AND THE LENDERS, IN THEIR SOLE AND ABSOLUTE DISCRETION, BY THE WAIVER TERMINATION DATE SHALL CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT, WHICH EVENT OF DEFAULT SHALL PERMIT THE AGENT AND THE LENDERS THE RIGHT TO PURSUE ALL RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH 10 ARE A MATERIAL AND SUBSTANTIAL INDUCEMENT TO THE AGREEMENT OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.


         11. No Third Party Beneficiaries. This Agreement does not and shall not be construed to confer any rights or remedies upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         13. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                            BORROWER:

                                RURAL/METRO CORPORATION, a Delaware corporation

                                By: /s/ DEAN HOFFMAN
                                    --------------------------------
                                   Name:  Dean Hoffman
                                   Title: Vice President








                            [Signature Pages follow]

[Waiver Letter]

                                LENDERS:

                                FIRST UNION NATIONAL BANK,
                                as Agent and Lender

                                By: /s/ RON R. FERGUSON
                                   -----------------------
                                    Name: Ron R. Ferguson
                                    Title: Director



                            [Signature Pages follow]

                                FLEET BANK, N.A., as Lender

                                By:_________________________________
                                   Name:____________________________
                                   Title:___________________________











                            [Signature Pages follow]

                                BANK ONE, NA, as Lender

                                By: /s/ DENNIS WARREN
                                    --------------------------------
                                    Name:  Dennis Warren
                                    Title: Vice President



                            [Signature Pages follow]

                                ABN AMRO BANK N.V., as Lender

                                By:  /s/ STEVEN C. WIMPENNY
                                   ----------------------------------
                                   Name: Steven C. Wimpenny
                                   ----------------------------------
                                   Title: Group Senior Vice President
                                   ----------------------------------







                            [Signature Pages follow]

                                WELLS FARGO BANK, as Lender


                                By:_________________________________
                                   Name:____________________________
                                   Title:___________________________






                            [Signature Pages follow]

                                GENERAL ELECTRIC CAPITAL CORPORATION, as Lender


                                By:  /s/ KARL KIEFFER
                                   ---------------------------------
                                   Name: Karl Kieffer
                                   ---------------------------------
                                   Title: Duly Authorized Signatory
                                   ---------------------------------







                            [Signature Pages follow]

                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as Lender


                                By:  /s/  KURT A. HUISMAN
                                   ---------------------------------
                                   Name:  Kurt A. Huisman
                                        ----------------------------
                                   Title: Vice President
                                         ---------------------------






                            [Signature Pages follow]

                                PARIBAS, as Lender


                                By: /s/ Don L. Unruh
                                   _________________________________
                                   Name: Don L. Unruh
                                        ____________________________
                                   Title: Vice President
                                         ___________________________


                                By: /s/ William A. Wexler
                                   _________________________________
                                   Name: William A. Wexler
                                        ____________________________
                                   Title: Director
                                         ___________________________

By execution hereof, the undersigned Subsidiary Guarantors hereby acknowledge and agree to the terms hereof; hereby reaffirm their obligations under the Subsidiary Guaranty and the Intercompany Subordination Agreement; acknowledge that the Guaranty Obligations with respect to the Subsidiary Guaranty include the obligations under this Agreement; acknowledge that the Senior Debt as defined in and with respect to the Intercompany Subordination Agreement include the obligations under this Agreement; and hereby agree that the terms of the Subsidiary Guaranty shall remain in full force and effect notwithstanding the terms of the Waiver Letter or this Agreement or any other event or condition which has occurred.

ACCEPTED AND AGREED TO AS OF MARCH 14, 2000.
AID AMBULANCE AT VIGO COUNTY, INC., an Indiana corporation, AMBULANCE TRANSPORT SYSTEMS, INC., a New Jersey corporation, AMERICAN LIMOUSINE SERVICE, INC., an Ohio corporation, ARROW AMBULANCE, INC., an Idaho corporation, BEACON TRANSPORTATION, INC., a New York corporation, COASTAL EMS, INC., a Georgia corporation, CORNING AMBULANCE SERVICE INC., a New York corporation, DONLOCK, LTD., a Pennsylvania corporation, E.M.S. VENTURES, INC., a Georgia corporation, EMS VENTURES OF SOUTH CAROLINA, INC., a South Carolina corporation, EASTERN AMBULANCE SERVICE, INC., a Nebraska corporation, EASTERN PARAMEDICS, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICES, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICE OF PA., INC., an Ohio corporation, KEEFE & KEEFE, INC., a New York corporation, KEEFE & KEEFE AMBULETTE, LTD., a New York corporation, LASALLE AMBULANCE INC., a New York corporation, MEDI-CAB OF GEORGIA, INC., a Delaware corporation, MEDICAL EMERGENCY DEVICES AND SERVICES
(MEDS), INC., an Arizona corporation, MEDICAL TRANSPORTATION SERVICES, INC., a South Dakota corporation, MEDSTAR EMERGENCY MEDICAL SERVICES, INC., a Delaware corporation, MERCURY AMBULANCE SERVICE, INC., a Kentucky corporation, METRO CARE CORP., an Ohio corporation, MO-RO-KO, INC., an Arizona corporation, MULTI CAB INC., a New Jersey corporation, MULTI-CARE INTERNATIONAL, INC., a New Jersey corporation, MULTI-CARE MEDICAL CAR SERVICE, INC., a New Jersey corporation, MULTI-HEALTH CORP., a Florida corporation, MYERS AMBULANCE SERVICE, INC., an Indiana corporation, NATIONAL AMBULANCE & OXYGEN SERVICE, INC., a New York corporation, NORTH MISS. AMBULANCE SERVICE, INC., a Mississippi corporation, PROFESSIONAL MEDICAL SERVICES, INC., an Arkansas corporation, RISC AMERICA ALABAMA FIRE SAFETY SERVICES, INC., a Delaware corporation, RMFD OF NEW JERSEY, INC., a Delaware corporation, R/M MANAGEMENT CO., INC., an Arizona corporation, R/M OF MISSISSIPPI, INC., a Delaware corporation, R/M OF TENNESSEE G.P., INC., a Delaware corporation, R/M OF TENNESSEE L.P., INC., a Delaware corporation, R/M OF TEXAS G.P., INC., a Delaware corporation, R/M PARTNERS, INC., a Delaware corporation, RMC CORPORATE CENTER, L.L.C., an Arizona limited liability company,
By: RURAL/METRO CORPORATION, an Arizona corporation, Its Member, RURAL/METRO ARGENTINA, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO BRASIL, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO CANADIAN HOLDINGS, INC., a Delaware corporation, RURAL/METRO COMMUNICATIONS SERVICES, INC., a Delaware corporation, RURAL/METRO CORPORATION, an Arizona corporation, RURAL/METRO CORPORATION OF FLORIDA, a Florida corporation, RURAL/METRO CORPORATION OF TENNESSEE, a Tennessee corporation, RURAL/METRO FIRE DEPT., INC., an Arizona corporation, RURAL/METRO HOSPITAL SERVICES, INC., a Delaware corporation


                                By: /s/ Dean Hoffman
                                    ________________________________
                                   Name: Dean Hoffman
                                         ___________________________
                                   Title: Vice President
                                         ___________________________

RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, RURAL/METRO LOGISTICS, INC., a Delaware corporation, RURAL/METRO MID-ATLANTIC, INC., a Delaware corporation, RURAL/METRO MID-SOUTH, L.P., a Delaware limited partnership, By:
R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF ALABAMA, INC., a Delaware corporation, RURAL/METRO OF ARGENTINA, INC., a Delaware corporation, RURAL/METRO OF ARKANSAS, INC., a Delaware corporation, RURAL/METRO OF ARLINGTON, INC., a Delaware corporation, RURAL/METRO OF BRASIL, INC., a Delaware corporation, RURAL/METRO OF CALIFORNIA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL ALABAMA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL COLORADO, INC., a Delaware corporation, RURAL/METRO OF CENTRAL OHIO, INC., a Delaware corporation, RURAL/METRO OF COLORADO, a Delaware corporation, RURAL/METRO OF GEORGIA, INC., a Delaware corporation, RURAL/METRO OF GREATER SEATTLE, INC., a Washington corporation, RURAL/METRO OF INDIANA, INC., a Delaware corporation, RURAL/METRO OF INDIANA, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF INDIANA II, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF KENTUCKY, INC., a Delaware corporation, RURAL/METRO OF MISSISSIPPI, INC., a Delaware corporation, RURAL/METRO OF NEBRASKA, INC., a Delaware corporation, RURAL/METRO OF NEVADA, INC., a Delaware corporation, RURAL/METRO OF NEW YORK, INC., a Delaware corporation, RURAL/METRO OF NORTH FLORIDA, INC., a Florida corporation, RURAL/METRO OF NORTH TEXAS, L.P., By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF NORTHERN OHIO, INC., a Delaware corporation, RURAL/METRO OF OHIO, INC., a Delaware corporation, RURAL/METRO OF OREGON, INC., a Delaware corporation, RURAL/METRO OF ROCHESTER, INC., a New York corporation, RURAL/METRO OF SAN DIEGO, INC., a California corporation, RURAL/METRO OF SOUTH CAROLINA, INC., a Delaware corporation, RURAL/METRO OF SOUTH DAKOTA, INC., a Delaware corporation, RURAL/METRO OF SOUTHERN OHIO, INC., an Ohio corporation, RURAL/METRO OF TENNESSEE, L.P., a Delaware limited partnership, By: R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF TEXAS, INC., a Delaware corporation, RURAL/METRO OF TEXAS, L.P., a Delaware limited partnership, By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO PROTECTION SERVICES, INC., an Arizona corporation, RURAL/METRO TEXAS HOLDINGS, INC., a Delaware corporation, SW GENERAL, INC., an Arizona corporation, SIOUX FALLS AMBULANCE, INC., a South Dakota corporation, SOUTH GEORGIA EMERGENCY MEDICAL SERVICES, INC., a Georgia corporation, SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF CASA GRANDE, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF TUCSON, INC., an Arizona corporation, SOUTHWEST GENERAL SERVICES, INC., an Arizona corporation, THE AID AMBULANCE COMPANY, INC., a Delaware corporation, THE AID COMPANY, INC., an Indiana corporation, TOWNS AMBULANCE SERVICE, INC., a New York corporation, VALLEY FIRE SERVICE, INC., a Delaware corporation, W & W LEASING COMPANY, INC., an Arizona corporation

                                By: /s/ Dean Hoffman
                                   ________________________________
                                   Name: Dean Hoffman
                                        ___________________________
                                   Title: Vice President
                                         ___________________________